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                                                                    EXHIBIT 10.1


                          SECURITIES PURCHASE AGREEMENT


         This Securities Purchaser Agreement (the "Agreement") is made as of March 12, 2002 by and between _________________ ("Purchaser"), and NeoTherapeutics, Inc. ("Company"), whereby the parties agree as follows:

         The Purchaser shall buy from the Company and the Company agrees to sell to the Purchaser: (i) _______ shares (the "Shares") of the Company's common stock, par value $.001 per share (the "Common Stock"), at a price of $2.00 per share for an aggregate purchase price of $_________ (the "Purchase Price"), and
(ii) a five-year warrant to purchase up to __________ shares of Common Stock (the "Warrant"), at an exercise price of $2.75 per share, in the form attached hereto as Exhibit A.
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         The Shares and the Warrant are being issued and sold pursuant to a registration statement on Form S-3, File No. 333-53108, which registration statement has been declared effective by the Securities and Exchange Commission. The Company is delivering herewith a prospectus supplement on Form 424(b)(5) regarding the issuance and sale of the Shares and the Warrant prior to funding, a copy of which is attached hereto as Exhibit B. The Shares and Warrant are free
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of restrictive legends and the Shares and the shares of Common Stock issuable upon exercise of the Warrant, when issued upon exercise of the Warrant in accordance with its terms and as described in the prospectus supplement, will be free of any resale restrictions.

         Prior to the close of business on the date hereof:

         1. The Purchaser shall wire the Purchase Price to the Company to the account set forth below.

             Company Wire Transfer Instructions:

             Chase Manhattan Bank
             1 Chase Plaza
             New York, NY 10004
             ABA # 021 000 021
             FBO Salomon Smith Barney
             A/C # 066-198038
             For Further Credit to:
             Neotherapeutics, Inc.
             A/C # 561-04051-19-103

          2. The Company shall (A) deliver a facsimile copy of the Warrant to the Purchaser at the address for notices set forth below, with the original Warrant to be delivered to such address on the next following business day,and (B) cause its transfer agent to transmit the Shares electronically to the Purchaser by crediting the account set forth below through the Deposit Withdrawal Agent Commission system.


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         Purchaser DWAC Instructions:

         DTC No.:
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         Account No.:
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         Reference:
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     Notices to the Company shall be delivered to:

     NeoTherapeutics, Inc.
     Attention: Samuel Gulko
     Senior Vice President Finance, Chief Financial Officer, Secretary and Treasurer
     157 Technology Drive,
     Irvine, California 92618
     Facsimile: (949) 788-6706

     Notices to Purchaser shall be delivered to:

         Purchaser Name:
                        --------------------------
         Attn:
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         Address:
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         Facsimile:
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         Delivery of an executed copy of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed copy of this Agreement and shall be effective and enforceable as the original. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall be governed and construed in accordance with the internal laws of the State of California without giving effect to the conflicts of law principles thereunder.

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AGREED AND ACCEPTED, as of the date indicated above:

NeoTherapeutics, Inc.


By:
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Name:
     --------------------------------
Title:
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Purchaser Name:
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By:
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Name:
     --------------------------------
Title:
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